Exhibit 4.1

THIS CERTIFIES THAT is the owner of CUSIP DATED COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, FULLY-PAID AND NON-ASSESSABLE SHARES OF THE FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A, OF Wilshire Bancorp, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REDEMPTION BY THE CORPORATION. FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A No par value per share FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY SEE REVERSE FOR CERTAIN DEFINITIONS SEE THE REVERSE SIDE OF THIS CERTIFICATE FOR INFORMATION ON HOW TO OBTAIN A COPY OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF EACH CLASS AND/OR SERIES OF SHARES OF STOCK OF THE CORPORATION. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS. SEE REVERSE SIDE. Certificate Number Shares . WILSHIRE BANCORP, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA Chairman of Board CFO By AUTHORIZED SIGNATURE 016570| 003590|127C|RESTRICTED||4|057-423 97186T 20 7 <<Month Day, Year>> * * 000000* * * * * * * * * 000000* * * * * * * * * 000000* * * * * * * * * 000000* * * * * * * * * 000000* * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE NNNNN ZQ 000000 Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction Num/No. 123456 Denom. 123456 Total 1234567 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 PO BOX 43004, Providence, RI 02940-3004 CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares 123456 DTC 12345678 123456789012345

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. For value received, ____________________________hereby sell, assign and transfer unto _______________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________ Shares _______________________________________________________________________________________________________________________ Attorney Dated: __________________________________________20__________________ Signature: ____________________________________________________________ Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. . WILSHIRE BANCORP, INC. THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE REDEEMABLE, AT ANY TIME AND FROM TIME TO TIME, AT THE OPTION OF WILSHIRE BANCORP, INC., ON THE TERMS AND CONDITIONS IN THE CERTIFICATE OF DETERMINATION RELATED TO THE SHARES. SHAREHOLDERS MAY OBTAIN FROM THE PRINCIPAL OFFICE OF THE CORPORATION (AS OF THE DATE OF THIS CERTIFICATE, 3200 WILSHIRE BLVD., LOS ANGELES, CA 90010), UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON EACH CLASS AND/OR SERIES OF SHARES OF STOCK OF THE CORPORATION AND UPON THE HOLDERS THEREOF. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age ) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list.